SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934

                              December 30, 2005

                            EARTHSHELL CORPORATION
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-13287                77-0322379
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


    1301 York Road, Suite 200, Lutherville, Maryland                  21093
        (Address of principal executive offices)                    (Zip code)
                     (410) 847-9420
   Registrant's telephone number, including area code:



                                Not Applicable
        (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On December 30, 2005, EarthShell Corporation (the "Company"), entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell"), pursuant to which the Company issued to Cornell secured convertible debentures in the principal amount of $4,500,000 (the "Convertible Debentures"). The Convertible Debentures shall be convertible into shares of the Company's common stock, par value $0.001 (the "Common Stock"). The Company received the proceeds of the sale of the Convertible Debentures on January 6, 2006.

      The Convertible Debentures are secured by (i) a Pledge and Escrow Agreement among the Company, Cornell, and David Gonzalez, Esq., (ii) an Insider Pledge Agreement among the Company Cornell, David Gonzalez, Esq. and a shareholder of the Company and (iii) an Amended and Restated Security Agreement between the Company and Cornell. The Convertible Debentures are secured by substantially all of the Company's assets, have a three-year term and accrue interest at 12% per annum. Cornell is entitled, at its option, to convert, and sell all or any part of the principal amount of the Convertible Debentures, plus accrued interest, into shares of the Company's Common Stock, at the lesser of (i) a price equal to $3.00 or (ii) 88% of the average of the 2 lowest Volume Weighted Average Price of the Common Stock during the 10 trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP.

      The Company may redeem, with three business days advance written notice to Cornell, a portion or all amounts outstanding under the Convertible Debentures prior to the maturity date provided that the closing bid price of the of the Company's Common Stock, as reported by Bloomberg, LP, is less than $3.00 at the time of the redemption notice. The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to 10% of the principal amount being redeemed, and accrued interest, to be delivered to the Cornell on the third business day after the redemption notice, provided, however, this redemption premium does not apply until the outstanding principal balance of the Convertible Debentures have been reduced by $2.5 million.

      On December 30, 2005, the Company issued to Cornell a warrant to purchase up to 350,000 shares of Common Stock. The warrant has an exercise price of $4.00 per share and expires two years from the date it was issued. In addition, in connection with the Company's sale of Convertible Debentures, the Company issued to a shareholder of the Company in consideration of his pledge of shares of common stock of another company pursuant to the terms of the Insider Pledge and Escrow Agreement dated December 30, 2005, a warrant to purchase up to 125,000 shares of Common Stock. The warrant has an exercise price of $4.00 per share and expires three years from the date it was issued.

Item 1.02   Termination of a Material Definitive Agreement.

      On December 30, 2005, the Company entered into a Termination Agreement (the "SEDA Termination Agreement") with Cornell, whereby that certain Standby Equity Distribution Agreement, and the related Registration Rights Agreement, and Placement Agent Agreement, all dated as of March 23, 2005, were terminated. In connection with the Standby Equity Distribution Agreement, the Company issued to Cornell 143,550 shares of the Company's common stock and in connection with the Placement Agent Agreement, the Company issued to Sloan Securities Corp., as Placement Agent, 6,450 shares of the Company's common stock, which have not been cancelled and have piggy-back registration rights.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description


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

Exhibit        Description                                                                              Location
-------        -----------                                                                              --------

Exhibit 10.1   Securities  Purchase Agreement dated as of December 30, 2005, by and between EarthShell  Provided herewith
               Corporation and Cornell Capital Partners, LP

Exhibit 10.2   Investor Registration Rights Agreement dated as of December 30, 2005 by and between      Provided herewith
               EarthShell Corporation and Cornell Capital Partners, LP

Exhibit 10.3   Secured Convertible Debenture dated as of December 30, 2005, issued to Cornell Capital   Provided herewith
               Partners, LP

Exhibit 10.4   Amended and Restated Security Agreement dated as of December 30, 2005, by and  between   Provided herewith
               EarthShell Corporation and Cornell Capital Partners, LP

Exhibit 10.5   Warrant dated as of December 30, 2005 issued to Cornell Capital Partners, LP             Provided herewith

Exhibit 10.6   Pledge and Escrow Agreement dated as of December 30, 2005 among EarthShell               Provide herewith
               Corporation, Cornell Capital Partners, LP and David Gonzalez, Esq.

Exhibit 10.7   Escrow Agreement dated December 30, 2005 among EarthShell Corporation, Cornell Capital   Provided herewith
               Partners, LP and David Gonzalez, Esq.

Exhibit 10.8   Irrevocable Transfer Agent Instructions dated as of December 30, 2005, by and between    Provided herewith
               EarthShell Corporation and Cornell Capital Partners, LP

Exhibit 10.9   Insider Pledge and Escrow Agreement dated December 30, 2005 by and among EarthShell      Provided herewith
               Corporation, Cornell Capital Partners, LP, David Gonzalez, Esq. and Benton Wilcoxon

Exhibit 10.10  Termination Agreement dated December 30, 2005 by and between EarthShell Corporation,     Provided herewith
               Cornell Capital Partners, LP and Sloan Securities Corporation

Exhibit 10.12  Irrevocable Transfer Agent Instructions dated as of December 30, 2005 by and between     Provided herewith
               EarthShell Corporation, Cornell Capital Partners, LP and David Gonzalez, Esq.
               regarding the Convertible Debentures

Exhibit 10.13  Form of Lockup Agreement                                                                 Provided herewith


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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2006                        EARTHSHELL CORPORATION


                                              By:    /s/ Scott Houston
                                                     ------------------------
                                              Name:  Scott Houston
                                              Title: Chief Financial Officer

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